Exhibit 24

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
L BRANDS, INC.

The undersigned officer and/or director of L Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 30, 2021 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Andrew M. Meslow and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 28th day of January, 2021.

/s/ PATRICIA S. BELLINGER
Patricia S. Bellinger

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
L BRANDS, INC.
The undersigned officer and/or director of L Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 30, 2021 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Andrew M. Meslow and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 16th day of March, 2021.

/s/ FRANCIS A. HONDAL
Francis A. Hondal

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
L BRANDS, INC.
The undersigned officer and/or director of L Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 30, 2021 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Andrew M. Meslow and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 28th day of January, 2021.

/s/ DONNA A. JAMES
Donna A. James

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
L BRANDS, INC.
The undersigned officer and/or director of L Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 30, 2021 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Andrew M. Meslow and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 16th day of March, 2021.

/s/ DANIELLE M. LEE
Danielle M. Lee

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
L BRANDS, INC.
The undersigned officer and/or director of L Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 30, 2021 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Andrew M. Meslow and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 28th day of January, 2021.

/s/ ANDREW M. MESLOW
Andrew M. Meslow

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
L BRANDS, INC.
The undersigned officer and/or director of L Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 30, 2021 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Andrew M. Meslow and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 28th day of January, 2021.

/s/ MICHAEL G. MORRIS
Michael G. Morris

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
L BRANDS, INC.
The undersigned officer and/or director of L Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 30, 2021 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Andrew M. Meslow and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 28th day of January, 2021.

/s/ SARAH E. NASH
Sarah E. Nash

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
L BRANDS, INC.
The undersigned officer and/or director of L Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 30, 2021 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Andrew M. Meslow and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 28th day of January, 2021.

/s/ ROBERT H. SCHOTTENSTEIN
Robert H. Schottenstein

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
L BRANDS, INC.
The undersigned officer and/or director of L Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 30, 2021 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Andrew M. Meslow and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 28th day of January, 2021.

/s/ ANNE SHEEHAN
Anne Sheehan

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
L BRANDS, INC.
The undersigned officer and/or director of L Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 30, 2021 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Andrew M. Meslow and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 28th day of January, 2021.

/s/ STEPHEN D. STEINOUR
Stephen D. Steinour

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
L BRANDS, INC.
The undersigned officer and/or director of L Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 30, 2021 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Andrew M. Meslow and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 28th day of January, 2021.

/s/ ABIGAIL S. WEXNER
Abigail S. Wexner

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
L BRANDS, INC.
The undersigned officer and/or director of L Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 30, 2021 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Andrew M. Meslow and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 28th day of January, 2021.

/s/ LESLIE H. WEXNER
Leslie H. Wexner